1 LITHIUM STRATEGY UPDATE // Sept. 15, 2022

2 This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements about the company’s efforts to create a safe and inclusive workplace and manage its environmental impact, the company’s ESG approach, and the company’s proposed lithium resource development, including its expected production, required permitting, environmental impact, growth potential, ability to reduce the company’s weather dependency, value, costs, cash flow, synergies with existing operations, ability to leverage existing infrastructure, ability to produce high-quality, battery-grade lithium, lithium demand and pricing, emissions footprint, resource life, development timing and phases, operating costs, CAPEX, NPV, IRR, capital intensity, global warming potential, finalization of definitive agreements with partners, timeline of project milestones, funding considerations, capital requirements, and upside for share valuation. Forward-looking statements are those that predict or describe future events or trends and that do not relate solely to historical matters. The Company uses words such as “may,” “would,” “could,” “should,” “will,” “likely,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “forecast,” “outlook,” “project,” “estimate” and similar expressions suggesting future outcomes or events to identify forward-looking statements or forward-looking information. These statements are based on the company’s current expectations and involve risks and uncertainties that could cause the company’s actual results to differ materially. The differences could be caused by a number of factors, including, without limitation: (i) uncertainties in estimating the company’s lithium resource; (ii) assumptions underlying the estimates of NPV and IRR in the economic model used to demonstrate economic potential of the lithium resource, including expected production rates, estimates of capital and operating costs, and anticipated synergies with the existing operations at the GSL/Ogden site, may prove inaccurate; (iii) the timing of obtaining necessary governmental authorizations; (iv) the company’s ability to convert all or any part of the lithium mineral resource identified by the initial assessment into an economically extractable mineral reserve, including the availability and cost of capital for related capital expenditures and the development of applicable processing technologies; (v) the company’s ability to replicate the results of pilot testing of the selected DLE technology at scale; (vi) weather conditions; (vii) foreign exchange rates and the cost and availability of transportation for the distribution of the company’s products; (viii) changes in market demand, pressure on prices and impact from competitive products; (ix) any inability by the company to successfully implement its strategic priorities or its cost-saving or enterprise optimization initiatives; (x) the risk that the company may not realize the expected financial or other benefits from the proposed development of its lithium mineral resource or its investment in Fortress North America; (xi) inflation; (xii) impacts of the COVID-19 pandemic, or other outbreaks of infectious disease or similar public health threats; (xiii) changes in laws, industry standards and regulatory requirements; and (xiv) other risks referenced from time to time in the company’s filings with the Securities and Exchange Commission (SEC), including in Part I, Item 1A, “Risk Factors” of the company’s Transition Report on Form 10-KT for the transition period ended September 30, 2021 and Part II, Item 1A, “Risk Factors” of the company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022. The company undertakes no obligation to update any forward-looking statements made in this presentation to reflect future events or developments, except as required by law. Because it is not possible to predict or identify all such factors, this list cannot be considered a complete set of all potential risks or uncertainties. Forward-Looking Statements

3 Certain information in this presentation concerning the proposed lithium development project, including expected production, projected life-of-project, mineral resource estimates and the sensitivity analysis presented at the end of this presentation, has been derived from the Technical Report Summary: Updated Initial Assessment, Lithium Mineral Resource Estimate, Compass Minerals International, Inc. GSL/Ogden Site; Updated Report Date: Sept. 14, 2022 (the Updated Compass Minerals Lithium TRS). The Updated Compass Minerals Lithium TRS, which updates the company’s previous technical report summary with respect to lithium and LCE mineral resource estimates filed with the SEC in 2021, was prepared by qualified persons and summarizes the results of an initial assessment to define the lithium resource at Compass Minerals’ existing operations in accordance with applicable SEC regulations, including Subpart 1300. Pursuant to Subpart 1300, mineral resources are not mineral reserves and do not have demonstrated economic viability. The company’s mineral resource estimates, including estimates of the lithium resource, are based on many factors, including assumptions regarding extraction rates and duration of mining operations, and the quality of in-place resources. For example, the process technology for commercial extraction of lithium from brines with low lithium and high impurity (primarily magnesium) is still developing. Accordingly, there is no certainty that all or any part of the lithium mineral resource identified by the company’s initial assessment will be converted into an economically extractable mineral reserve. Reference should be made to the full text of the Updated Compass Minerals Lithium TRS for further information regarding the assumptions, qualifications and procedures relating to the estimates of mineral resources as defined in Subpart 1300. Certain other information in this presentation concerning the proposed lithium development project, including estimated capital expenditures and operating costs, expected after-tax NPV and IRR and assumed average lithium carbonate selling price, are based on estimates that management used for corporate planning purposes. Cautionary Statement Regarding Material Resource Estimate

AGENDA

Lithium Strategy and Investment Thesis
| Kevin Crutchfield, President and CEO

Lithium Project Overview
| Chris Yandell, Head of Lithium

Direct Lithium Extraction (DLE) Technology
| Dr. Ryan Bartlett, Senior Vice President, Lithium Commercial and Technology

Project Economics
| Chris Yandell, Head of Lithium

Funding Strategy & Valuation Considerations
| Lorin Crenshaw, Chief Financial Officer

Q&A
| Kevin Crutchfield, Chris Yandell, Ryan Bartlett, Lorin Crenshaw

4

Compass Minerals at a Glance

~$1.2B
in annual revenue[1]

Largest sulfate of potash (SOP) producer in the Western Hemisphere

~$185M
Adjusted EBITDA[1,2]

Leading salt producer
in North America and the U.K.

175+ years in operation

~2.4M metric tons LCE
total lithium mineral resource[3]

Focused on sustainability and safety

Our Workforce. We strive to create a safe and inclusive workplace where everyone has a voice and every voice matters

Our Communities. We value partnerships with local stakeholders and play an integral role in supporting local economies

Our Environment. We are dedicated to the responsible transformation of the Earth's natural resources while managing our environmental impact

[1] TTM results are reported for the twelve-month period from July 1, 2021, to June 30, 2022; representing only the continuing operations of the company.
[2] Non-GAAP measure; see appendix for reconciliation to operating earnings, the most directly comparable GAAP financial measure.
[3] Technical Report Summary: Updated Initial Assessment, Lithium Mineral Resource Estimate, Compass Minerals International, Inc. GSL/Ogden Site; Updated Report Date: Sept. 14, 2022. (Updated Compass Minerals Lithium TRS).

5

6 Led by an Experienced Senior Management Team Kevin S. Crutchfield PRESIDENT AND CHIEF EXECUTIVE OFFICER Rick Axthelm CHIEF PUBLIC AFFAIRS AND SUSTAINABILITY OFFICER Dr. Ryan Bartlett SENIOR VICE PRESIDENT, LITHIUM COMMERCIAL AND TECHNOLOGY Lorin Crenshaw CHIEF FINANCIAL OFFICER Rob Fisher CHIEF INFORMATION AND TRANSFORMATION OFFICER Mary Frontczak CHIEF LEGAL AND ADMINISTRATIVE OFFICER AND CORPORATE SECRETARY George Schuller, Jr. CHIEF OPERATIONS OFFICER Jamie Standen CHIEF COMMERCIAL OFFICER Chris Yandell HEAD OF LITHIUM Speaking Today

Compass Minerals Lithium Journey and Overview

COMPASS MINERALS

- **1962** — Ogden site formed as part of Lithium Corporation of America
- **1970** — First production of sulfate of potash from Ogden site
- Acquired Ogden in 1993
- **2018** — Drilling and sampling campaign begins
- Retained SRK to complete scope of opportunity/industry
- **2019** — Engaged first potential DLE provider
- First DLE pilot plant on site
- **2020** — Engaged EnergySource Minerals
- Kickoff formal Li project and team
- **2021** — Publicly announced lithium resource
- EnergySource Minerals pilot on site
- Additional potential DLE pilot on site
- **2022** — EnergySource Minerals pilot complete
- EnergySource Minerals selected as DLE provider

~2.4M	~127k	~11k in Phase 1 ~24k in Phase 2	~55k
(metric tons LCE)	(metric tons LCE)	(metric tons LCE)	(acres)
Total Lithium Resource[1]	Interstitial Brine Resource[1]	Annual Target Production	Existing Evaporation Ponds

- Minimal environment impact anticipated
- On-track for expected production in 2025
- Utilizing existing ponds, pumps and transportation infrastructure

[1] See Updated Compass Minerals Lithium TRS.

7

Leveraging Core Competencies in Adjacent Markets Expected to Accelerate Growth and Reduce Weather Dependency

COMPASS MINERALS

World-Class Assets Provide Potential New Growth Avenues

ASSET FOOTPRINT	CORE COMPETENCIES	PRODUCTS	MARKETS
Goderich Mine Cote Blanche Mine Winsford Mine	Underground Extraction	Rock Salt Chemical Salt Packaged Deicing	Deicing Industrial Applications
Ogden Goderich Plant Lyons Unity Amherst	Solar & Mechanical Evaporation	Sulfate of Potash Magnesium Chloride Consumer & Industrial Salt Lithium[1]	Plant Nutrients Water Softeners Culinary Animal Nutrition Lithium-ion Batteries (future) Fire Retardants (future)

Safety Culture, Market Leadership, Logistics Network and Expertise, Experience in Optimizing Mining and Manufacturing Assets

[1] Expect to enter the market by 2025.

8

9 We approach our environmental, social and governance (ESG) work through a fundamental commitment to four key pillars: safety, growth, transparency and stewardship; together, these pillars form our sustainability compass, guiding our decisions and business practices across all aspects of our company Firmly committed to a culture of trust, transparency and accountability, we seek open and honest communication with our stakeholders, while showing respect for diversity in all its forms We honor our responsibility to serve as good stewards of the natural resources we rely on to produce, manufacture and market essential mineral products, minimize the impact we have on our environment, and recognize the markets we serve may be impacted by a changing climate Striving toward zero harm, our highest priority is ensuring the health and safety of our employees and communities in which we operate We work to enable sustainable, profitable growth by maximizing the value and efficiency of our production assets, investing in our people, driving innovation and exceeding customer expectations ESG “A” Rating Our ESG Approach Guides Our Decisions and Business Practices

Compass Minerals is Fully Funded[1] through 2024 and Poised to Execute on Lithium and Deliver Value

COMPASS MINERALS

Unique low-cost, brine-based, brownfield U.S. lithium development project

Value Proposition


Domestic Supply
Speed to Market
Compass Minerals Lithium
Sustainable Operations
Low-Cost Position

1. **Major Permits in Place, Brownfield Asset Leveraging Existing Infrastructure**
   - One of the largest U.S. brine resources, fully permitted for extraction, expect minimal additional permitting for production, facilitating near-term commercialization

2. **Integrated Lithium Capacity in Favorable Geography – U.S.**
   - Anticipate producing high-quality, battery-grade lithium to address significant domestic supply shortage
   - Strong lithium demand growth projections create favorable pricing environment

3. **Operator with Proven Expertise in Brine Extraction**
   - Long-standing operator with deep knowledge in brine processing
   - +50-year operating history in Ogden

4. **Experienced Leadership Team in Place**
   - Development and commercialization led by a leadership team with deep industry and advanced battery supply chain expertise as well as proven track record of delivering on mission critical projects

5. **Low Emissions Footprint**
   - Lower emissions footprint compared to other projects anticipated due to use of solar evaporation for brine processing

6. **Low-Cost Resource with Attractive Projected Financial Returns**
   - Synergies with existing operations and infrastructure at Ogden expected to facilitate leading cost profile and strong cash flow generation; full project funding[1] through 2024
   - Large and growing supply shortage continues to fuel robust price environment

[1] Subject to closing of Koch strategic equity investment and based on FEL-1 level project cost estimates.

10

11 Delivering Responsible Domestic Lithium From an Advanced Brine Project

Proven Lithium Leadership Team with over 100 Years Combined Experience

COMPASS MINERALS



Chris Yandell
HEAD OF LITHIUM

- <1 year at Compass Minerals
- 23 years of experience in chemical engineering, chemical production, and commercial leadership

ALBEMARLE | PRAXAIR | BASF



Clint Parham
VICE PRESIDENT, LITHIUM PROCESS AND TECHNOLOGY

- <1 year at Compass Minerals
- 27 years of experience in chemical production including lithium

ALBEMARLE



Jordan Taylor
VICE PRESIDENT, LITHIUM OPERATIONS

- 2+ years at Compass Minerals
- 16 years of experience in mining operations, safety, engineering, and greenfield development

BHP | ANGLO AMERICAN | COVIA



Dr. Ryan Bartlett
SENIOR VICE PRESIDENT, LITHIUM COMMERCIAL AND TECHNOLOGY

- 5+ years at Compass Minerals
- 19 years of experience in innovation, product development, and commercial strategy

MONSANTO



Vinny Pires
LITHIUM SENIOR BUSINESS DIRECTOR

- 2+ years at Compass Minerals
- 20+ years of experience in commercial strategy, strategic marketing, product management, and business development

COORSTEK | GERDAU



Jake Prestwich
SENIOR DIRECTOR, PROJECTS - LITHIUM

- <1 year at Compass Minerals
- 20+ years of experience in project management

FLSMIDTH | RIO TINTO | DYNO NOBEL

12

13 48% 68% 21% 19% 21% 5% 4% 3% 2% 1% 3% 2% 2% 0% 20% 40% 60% 80% 100% Extraction Capacity Refining Capacity Extraction Capacity vs. Refining Capacity by Country1, % 1 United States Congress, Wood Mackenzie| Wood Mackenzie Estimate, 2022 Capacity. Rest of World Rest of World THE INFLATION REDUCTION ACT OF 2022 Passed into law on August 16, 2022 and includes several new or expanded sources of government support for the development of a domestic clean energy industry Contains up to $7,500 tax credit for electric-vehicle purchases through 2032 1. Requires 40% of the battery minerals for electric vehicles to be mined and processed in the U.S. or partner countries or recycled in North America through 2023, rising to 80% after 2026 2. The target for North American battery-component manufacturing and assembly would rise from 50% to 100% after 2028 Tell [Auto OEMs] to get aggressive and make sure that we’re extracting in North America, that we’re processing in North America and we quit relying on China - Senator Joe Manchin, August 2022 “ “ The Need for Domestically Sourced Lithium has Never Been More Acute and Limited Capacity Exists Today

Exceptional EV Market Fundamentals Continue to Drive Lithium Demand

COMPASS MINERALS

Battery-grade lithium demand is expected to increase by 7x in North America by 2025 and more than 10x by 2030

Global Commodity Demand Growth (CAGR 2022 – 2030)[1]


~2%
~2%
~4%
~5%
~19%
Aluminum
Copper
Polypropylene
Nickel
LCE

Global Battery Grade Lithium Supply & Demand[3,4] (LCE MT)


Projected Global Supply2
Projected Global Demand
CAGR 19%
~470k
~500k
~800k
~950k
~1,600k
~2,000k
2022
2025
2030

North American Battery Grade Lithium Supply & Demand[3,4] (LCE MT)


Projected NA Supply2
Projected NA Demand
CAGR 36%
~5k
~40k
~60k
~280k
~180k
~550k
2022
2025
2030

[1] Wood Mackenzie HIS.
[2] Excludes possible projects (defined as those with 60% or less probability); company internal estimates.
[3] Benchmark Mineral Intelligence Q2 2022 Report.
[4] Demand based on GWh capacity projections.

14

15Source: Benchmark Mineral Intelligence Lithium Price Forecast Q2 2022, Q1 2022 and Q4 2021; Spot Price: Platts Metals Daily Volume 11- Issue 169 – Sept. 02, 2022. Prices expected to remain high for the next few years and then normalize to a new equilibrium as more supply comes online A low-cost position is essential for projects to deliver long-term value as price normalizes YEAR YEAR Lithium Price Outlook Indicates a Step-Change from Previous Decade

16 Our asset in Ogden, Utah, near the Great Salt Lake, has direct road and rail connectivity and has been operating for 50+ years Compass Minerals has lease rights for 177k acres at the Great Salt Lake Compass Minerals currently extracts three essential minerals from the Great Salt Lake, with distribution across North America No additional permits are expected for accessing the lithium resource; expect minimal additional permitting for lithium production Ogden operations utilize a 3-year pond process cycle to extract essential minerals, creating an effective lithium resource life expectancy of 30+ years Planned domestic lithium production with experienced enterprise support Utilizing existing infrastructure to ramp-up production Utilizing solar evaporation for a sustainable lithium operation Foundational Operations and Anticipated Synergies Drive Project Attractiveness

Ogden Lithium Resource: A Two-Phase Growth Opportunity

The advancement of our lithium project is intended to occur over the course of two distinct development phases

On the east side of the Great Salt Lake, where much of our existing infrastructure is currently located. Anticipated to produce Li_2CO_3

PHASE 1
EAST SIDE
(~11k MT LCE)[1]

On the west side of the Great Salt Lake, will provide the potential to build an additional DLE processing facility and conversion plant. Anticipated to produce $LiOH\text{-}H_2O$

PHASE 2
WEST SIDE
(~24k MT LCE)[1]



GREAT SALT LAKE
Great Salt Lake – North Arm
Bear River
East Ponds
West Ponds
Ogden
Weber River
Great Salt Lake – South Arm
Provo and Jordan Rivers
Grantsville
Salt Lake City
Legend
Union Pacific RR Causeway
Behrens Trench
Brine flow through the lake
Existing pond structure

[1] See updated Compass Minerals Lithium TRS.

17

18 Existing Ogden Operations – East Ponds Proposed Phase 1 Site Adjacent to Existing Operations Salt Production Compass Minerals is fully permitted to access its lithium resource and expects minimal additional permitting requirements to produce battery-grade lithium SOP Production MgCl2 Production Proposed Lithium Production ✓ Minerals Rights ✓ Water Rights Royalty Agreement with State Revision to Air Permit Revision to Water Discharge Permit Mineral Rights and Permitting Status Enables Speed to Market

DLE Technology is a Potential Driving Force to Unlock Additional Lithium Supply

COMPASS MINERALS

Sources of lithium for extraction can include spodumene (hard rock), brine and clay

BRINE

Brine

salt pans, underground brine pools



Traditional
Solar Evaporation
Purification
Crystallization
Hybrid
Solar Evaporation
DLE
Purification
Crystallization

Starting Brine	Process	~[Li] ppm	~[Mg] ppm	
Great Salt Lake[1] North Arm Brine	Evaporation + DLE	71[6]	10,500	CMP post evap. ponds, pre-DLE [Li] ~385[7] ppm
Salar del Hombre Muerto[2]	Evaporation + DLE	520	540	Commercial Operation
Silver Peak, Nevada[2]	Evaporation	200	300	Commercial Operation
Qarhan, Qinghai Lake[3]	DLE Only	210	66,500	Commercial Operation
Arkansas Smackover[4]	DLE Only	168	3,000	
Geothermal – Salton Sea[5]	DLE Only	211	106	

Sources: [1] Updated Compass Minerals Lithium TRS. [2] Jurgen Deberitz, Die Bibliothek der Wissenschaft Vol.2, Lithium. [3] Alex Grant, April 2020: From Catamarca to Qinghai: The Commercial Scale Direct Lithium Extraction Operations. [4] NI 43 – 101 Technical Report, Preliminary Economic Assessment. [5] D. Gagne et al., The Potential for Renewable Energy Development to Benefit Restoration of the Salton Sea: Analysis of Technical and Market Potential Technical Report NREL/TP-7A4. [6] Based on average concentration at our North Arm intake canal. [7] Average, volume weighted concentration considered for Phase 1.

19

20 Direct Lithium Extraction Technology Overview: Selection Process Leading to EnergySource Minerals ILiADTM Technology for Phase 1

DLE Technology Types – Advantages and Disadvantages

COMPASS MINERALS

CMP DLE Choice

DLE Type	Resin/Material	Potential Advantages/Disadvantages	Commercial Examples
(1) Adsorption/ Desorption	Alumina or Ligand based	(+) Elution with water (+) No acid required (+) In production currently (−) Higher operational temperature (−) Lower lithium elution concentration	Catamarca, Argentina Qinghai, China
(2) Ion Exchange	Manganese, Titanium or Lead based	(+) High lithium elution concentration (−) Large volumes of acid required	N/A
(3) Solvent Extraction	Organic Solvent based	(+) High lithium elution concentration (−) Environmental concern with solvent material	N/A

"Commercially Operating DLE Installations Produced ~12% of **the World's Lithium Supply in 2019"**

- Alex Grant[1]

- Compass Minerals has tested both Adsorption/Desorption and Ion Exchange DLE technologies
- Adsorption/Desorption technology constitutes the only commercial DLE examples known today
- Every brine is unique and not all DLE technologies are as efficient on the same brine
- The technology must be tailored to the makeup and specifications of the brine, Compass Minerals has done just this by testing multiple providers

[1] Alex Grant, April 2020; From Catamarca to Qinghai: The Commercial Scale Direct Lithium Extraction Operations.

21

22 • Compass Minerals trialed multiple DLE technologies to determine the best fit for our resource and our brine and has assessed five technologies over the past three years • Three DLE technologies have progressed to pilot plants on-site in Ogden, testing brine and different operating parameters to provide detailed data for technology selection, scalability and to help inform next stages of engineering • Two technologies have provided positive results in lithium recovery, magnesium rejection and low environmental impact +++ ++ +++ ++ 2 +++ +++ +++ + 31 ++ ++ ++ ++ 4 ++ + +++ Not Evaluated 5 ++ + +++ Not Evaluated DLE Technology Lithium Recovery Magnesium Rejection Low Environmental Impact Commercial Readiness Li Lithium 3 6,941 Mg Magnesium 12 3s2 24,305 Rigorous Evaluation of DLE Technologies to Identify Best Fit for Our Brine Resource Complete for Phase 1 1 Ion-exchange technology. Compass Minerals has selected EnergySource Minerals as the DLE technology provider for Phase 1

EnergySource Minerals – Background and Information

COMPASS MINERALS

ENERGYSOURCE MINERALS

- ✓ EnergySource Minerals (ESM) is a privately held company leading the development of Project ATLiS, a premier battery-grade lithium hydroxide project located in Imperial County, California
- ✓ ESM's experienced team has extensive commercial experience in every stage of lithium project origination, permitting, plant engineering, construction, project financing and operations
- ✓ ESM has commercialized its patented ILiAD™ Technology, a direct lithium extraction technology platform that can unlock brine resources
- ✓ ESM team includes industry-leading experts in continuous adsorption, ion exchange processes, and battery materials – a few team members are highlighted here:

Dr. Charles Marston Senior Development Officer (Leads ILiAD Project) Experience: 30 years of experience in ion exchange and adsorption technology	John Featherstone Chief Technical Officer Experience: Over 42 years of geothermal power and mineral extraction experience	Dr. David Deak Chief Development Officer Experience: President of Marbex LLC, former CTO of Lithium Americas, ex-Tesla)

ILiAD Technology: Forefront of Global Lithium Brine Extraction

- ✓ ESM has developed Integrated ILiAD technology specifically to work with lithium brine resources around the world and has successfully tested on geothermal, salar and petrobrine sources
- ✓ ESM has tested the ILiAD technology at multiple scales and for more than 5 years
- ✓ In collaboration with Compass Minerals, ESM has tested ILiAD on Compass Minerals' brines sourced from the company's Ogden production facility for more than 3,800 hours

ⓘ For more information: https://www.esminerals.com/

23

ILiAD™ Direct Lithium Extraction Technology at a Glance

COMPASS MINERALS

All Steps are Performed Simultaneously

Only two inputs and two outputs with consistent composition;
No external recycles, washes, or displacements required


Multi-Port Valve
Feed Brine
Strip Water
ILiAD Adsorbent Vessels
Return to ponds or other product
Li Depleted Brine
On to refining and processing
LiCl Product

Expected Benefits of ILiAD DLE Technology:

- ✓ Continuous flow
- ✓ Countercurrent operation
- ✓ Globally patent protected
- ✓ Limited reagents required
- ✓ Opportunity to recycle ~90% of water used in the DLE process

ENERGYSOURCE MINERALS

Compass Minerals ILiAD testing results have demonstrated robust Li recoveries and Mg rejection rates


Li Concentration (average ppm)
Mg Concentration (average ppm)
Pre-evap. ponds
Pre-DLE
Post-DLE
71[1]
385[2]
1,830
10,500
52,771
1,670

% Li Recovery
90%+

% Mg Rejection
97%+

[1] Based on average concentration at our North Arm intake canal. [2] Average, volume weighted concentration considered for Phase 1.

24

Compass Minerals Planned Lithium Production Process – Phase 1

COMPASS MINERALS

	Commonly Used Today			Commonly Used in Li and Other Chemical Process Today					
	Step 1: Evaporation Ponds	Step 2: Pre-Filtration	Step 3: ILiAD™ DLE	Step 4: Softening	Step 5: Ion Exchange & Reverse Osmosis	Step 6: Evaporation	Step 7: Crystallization	Step 8: Drying	Step 9: Packaging and Storage
Inputs	North Arm Lake Brine	$MgCl_2$ Brine or Interstitial Brine	Pre-filtered Brine and Water	Concentrated LiCl brine from DLE and NaOH	Softened LiCl Brine and $Mg(OH)_2$	Purified LiCl	Concentrated LiCl and Soda Ash	Crystalized Li_2CO_3	Final Product Li_2CO_3
Outputs and Co-products	Sodium, Potassium and Magnesium based products	Pre-filtered Brine for DLE	Concentrated LiCl brine and spent brine	Softened LiCl Brine and $Mg(OH)_2$	Purified LiCl	Concentrated LiCl	Crystalized Li_2CO_3	Final Product Li_2CO_3	Packaged finished battery grade product
Output and/or Co-product Fate	Sales to other industries Co-product		Spent brine recycled to Mg product stream or pond system Recycle	$Mg(OH)_2$ utilized in other industries or landfill	Permeate recycled back to DLE Recycle	Water recycled back to process Recycle	Residual liquids recycled back to process or to ponds Recycle	Water recycled back to process Recycle	Option to continue conversion process to $LiOH \cdot H_2O$ Final product

Proposed process largely leverages established technologies

25

26 Low-Cost Operations Expected to Deliver Strong Returns with Minimal Environmental Impact

Phase 1 Project Economics Support Substantial Value Creation and Competitive Cost Position

COMPASS MINERALS

Expect to Deliver Strong Financial Returns with Minimal Environmental Impact

Based on FEL-1

2025	~11k	$262M
Production	(MT LCE/yr)	CAPEX

Selling Price	Cash Cost/MT LCE[2]	After-tax NPV[1]	After-tax IRR[1]
$20,645/MT LCE Selling Price (Base +30%)	$4,347	$985M	36%
$15,881/MT LCE Selling Price (Base)	$4,159	$626M	28%

[1] Calculations for NPV and IRR calculated on LOM basis (34 years for East Side) as reflected in the Updated Compass Minerals Lithium TRS.
[2] Cash cost includes OPEX with 10% contingency, G&A, and technology license fee based on FEL-1 assumptions (royalties are excluded consistent with industry practice).

27

28 North American Assets (Brine Evaporation, DLE, and Hard Rock with Conversion)1 Brine - Evaporation Only Brine - DLE Hard Rock with Conversion Brine - Evaporation Only Brine - DLE Global Brine Assets2 • Compass Minerals' lithium project is expected to be among the lowest cost brine-based global lithium producers • Anticipated synergies with existing operations and decades of experience in managing brine are strong advantages over other projects Source: Benchmark Mineral Intelligence Lithium Total Cost Model Q2 2022. 1 Lithium Carbonate C1 cost curve – 2030. 2 Lithium Carbonate C1 cost curve – 2025; C1 Costs include OPEX, G&A, technology license fee and exclude royalties and Sustaining CAPEX. Positioned Favorably Across Global and North American Cost Curves

29 Global Lithium Brine Projects Capital Intensity • Anticipated synergies with existing operations and infrastructure at Ogden facility support competitive capital intensity profile relative to other global brine resources • DLE process adds capital costs versus traditional brine projects; optimization of DLE processes in Phase 2 should lead to lower associated CAPEX Phase 1 Capital Intensity In-Line with Announced Projects Source: Publicly released reports. Size of bubble indicates magnitude of CAPEX.

30 In one year, the sun provides free energy for evaporation equivalent to ~14 million tons of coal Past Awards: • Utah DNR Earth Day • Governor’s Energy Excellence Leadership on: • GSL Advisory Council • GSL Salinity Advisory Committee • Utah Water Quality Board Source: European Metals Cinovec LCA press release, November 2021, Prospective LCA study of CMP potential Phase 1 production. *Compass Minerals' Phase 1 is expected to produce a Lithium Carbonate product while the GWP comparisons shown are the intended battery-grade product of sale. Global Warming Potential (GWP) Comparisons of Battery-Grade Lithium Products Leader in Environmental Stewardship, Sustainability and Engagement 0 5 10 15 20 25 Brine (CL) Compass Minerals Phase 1 Spodumene (AU-CN) Sediment Clay (US) k g C O 2 e q . p e r k g L i C h e m ic a l* LiCO3 LiCO3 LiOH LiOH

314 • Signed non-binding MOUs with Ford and LG Energy Solution • Expect to finalize definitive agreement(s) by end of CY 2022 • Option to commit majority of Phase 2 volume • Pricing based on market / index Phase 1 Phase 2 All Phases ~11k MT LCE ~24k MT LCE ~35k MT LCE Phase 1 - Under negotiation Phase 2 - Under negotiation Available Partnering with leading companies in the EV supply chain will enable us to diversify across a broad spectrum of battery platforms Progressing Our Go-to-Market Strategy with Leading Companies

Focused Efforts Across Anticipated Project Timeline and Key Milestones



2022
H1 2023
H2 2023
2024
2025
2026
2027
2028
Phase 1 – East Side (estimated at ~11kMT LCE)
FEL 2 (PFS)
Commercial scale DLE unit
FEL 3 (DFS)
Construct East Side Li_2CO_3 Asset
Operate
Phase 2 – West Side (estimated at ~24kMT LCE)
Define FEL 2 / FEL 3
Construct West Side $LiOH \cdot H_2O$ Asset
Operate

Success through people, partners and process

- Recruitment and development of expertise in lithium conversion process technology
- Plan to partner with EPC with a proven track record across multiple projects and industries
- Plan to build Phase 2 off learnings from Phase 1 to lower capital intensity and accelerate schedule
- Progressing methodically through each stage gate, enabling operational readiness



Project timeline and key milestones reflect calendar years.

32

33 Funding Strategy and Valuation Considerations

344 Funding Considerations • Maintain current credit profile • Strategic partnerships that reduce execution risk and offer value beyond simply capital • Minimize all-in cost of capital • Maximize lithium ownership / exposure to upside • Match funding timing with when capital is needed to enable speed to market and maintain schedule Maximize Value of Lithium and Compass Minerals while Adhering to Financial Policy

35 1H 2023 2H 2023 1H 2024 2H 2024 1H 2025 2H 2025 Project Milestones Capital Requirements Calendar Year: Complete FEL-2 Construct and operate commercial-scale DLE demonstration unit Complete FEL-3 (DFS) Phase 1 East side construction/commissioning ~$100M in 2023 (fully funded1) ~$100M in 2024 (fully funded1) and ~$60M in 2025 ~$262M projected capital requirement between 2023 and 2025 Phase 1 Project Milestones and Capital Requirements • FEL-1 level estimate of 2023 and 2024 funding requirements fully funded1 • ~75% ($200M) of FEL-1 level estimate of total funding requirements has been secured1 • Additional funding requirements to occur after project / technology is de-risked 1 Subject to closing of Koch strategic equity investment and based on FEL-1 level project cost estimates.

Implied Valuation of Ogden Resource Suggests Considerable Upside to Compass Minerals Shares Over Time

COMPASS MINERALS

Compass Minerals Lithium

In-Place
Major Permits

Brine
Resource

$626M - $985M
Phase 1 NPV

~11k/year
Phase 1 Production (MT LCE)

$1.4B - $2.2B
Phase 2 NPV

~24k/year
Phase 2 Production (MT LCE)

Lithium Valuation Benchmarking

Market Capitalization / Expected Annual Production, US$ 000 / t LCE



Precedent Transactions
Brine Developer
Hardrock Developer
110
88
78
42
34
32
31
27
24
20
Average: 49

	SAYONA MINING LIMITED	Lithium Americas[2]	CORE LITHIUM	SIGMA LITHIUM[3]	PIEDMONT LITHIUM	Ganfeng Lithium / Lithea	LAKE RESOURCES	Liontown	VULCAN ENERGY ZERO CARBON LITHIUM	Standard Lithium[4]
Market Cap / Transaction Value (US$Bn)	2.0	4.2	2.0	2.8	1.1	1.0	1.2	2.6	0.8	1.0
Key Jurisdiction										
Major Permits Finalized?	✓	✗	✓	✓	✗	✗	✗	✓	✗	?

3-year Average EV / NTM EBITDA



Lithium Producers
43x
29x
27x
19x
12x
Average: 26x

	Ganfeng Lithium	Livent	TIANQI LITHIUM	ALBEMARLE	SQM
Market Cap (US$Bn)[1]	23	6	26	35	31
Key Jurisdiction					
2021A Production (kMt LCE)[5]	~90	~20	~45	120	~100

Source: S&P Global Market Intelligence as of Sept. 13, 2022, Company Filings, Company Presentations. [1] Converted to USD based on 0.76 USD/CAD, 0.68 USD/AUD, 0.14 USD/CNY. [2] Includes production from Thacker Pass (100%) and Cauchari-Olaroz (~45%) Projects. [3] Includes production from Xuxa and Barreiro Projects. [4] Includes production from Lanxess and South-West Arkansas Projects. [5] Production based on company filings and presentations, and converted into LCE based on capacities where historical production split by product not disclosed.

36

Phase 2 Project Economics Support Substantial Value Creation and Competitive Cost Position

COMPASS MINERALS

Expect to Deliver Strong Financial Returns with Minimal Environmental Impact

Based on FEL-1

2028	~28k	~$710M
Production	(MT LiOH/yr)	CAPEX

Selling Price	Cash Cost/MT LiOH[2]	After-tax NPV[1]	After-tax IRR
$21,753/MT LiOH Selling Price (Base +30%)	$4,462	$2.2B	30%
$16,733/MT LiOH Selling Price (Base)	$4,216	$1.4B	23%

[1] Calculations for NPV and IRR calculated on LOM basis (31 years for West Side) as reflected in the Updated Compass Minerals Lithium TRS.
[2] Cash cost includes OPEX with 10% contingency, G&A, and technology license fee based on FEL-1 assumptions (royalties are excluded consistent with industry practice).

37

Capable and Ready to Deliver Our Vision

COMPASS MINERALS

Major Permits in Place, Long-Life Brownfield Asset, Leveraging Existing Infrastructure

- One of the largest U.S. brine resources, fully permitted for extraction, expect minimal additional permitting for production, facilitating near-term commercialization

Integrated Lithium Capacity in Favorable Geography – U.S.

- Anticipate producing high-quality, battery-grade lithium to address significant domestic supply shortage
- Strong lithium demand growth projections create favorable pricing environment

Operator with Proven Expertise in Brine Extraction

- Long-standing operator with deep knowledge in brine processing
- +50-year operating history in Ogden

Experienced Leadership Team in Place

- Development and commercialization led by a leadership team with deep industry and advanced battery supply chain expertise as well as proven track record of delivering on mission critical projects

Low Emissions Footprint

- Lower emissions footprint compared to other projects anticipated due to use of solar evaporation for brine processing

Low-Cost Resource with Attractive Projected Financial Returns

- Synergies with existing operations and infrastructure at Ogden expected to facilitate leading cost profile and strong cash flow generation; full project funding[1] through 2024
- Large and growing supply shortage continues to fuel robust price environment

[1] Subject to closing of Koch strategic equity investment and based on FEL-1 level project cost estimates.

38

39

40 Appendix

41 Reconciliation of Non-GAAP Information Reconciliation for EBITDA and Adjusted EBITDA (unaudited, in millions) Twelve months ended June 30, 2022 Net loss from continuing operations $ (36.4) Interest expense 54.8 Income tax expense 24.6 Depreciation, depletion and amortization 113.1 EBITDA from continuing operations 156.1 Adjustments to EBITDA: Stock-based compensation - non cash 12.6 Gain on foreign exchange (7.3) Executive transition costs 4.3 Accrued loss and legal costs related to SEC investigation 19.8 Other income, net (0.4) Adjusted EBITDA from continuing operations 185.1 Adjusted EBITDA from discontinued operations 26.0 Adjusted EBITDA $ 211.1

42 10% 15% 20% 25% 30% 35% 17.8% 21.1% 25.9% 35.9% 38.4% 29.4% $268 $509 $549 $985 $743 $704 15.2% 18.0% 21.7% 30.3% 32.4% 25.1% $568 $1,108 $1,213 $2,233 $1,693 $1,588 After-Tax NPV: $626M After-Tax IRR: 27.7% Lithium Sales Price Capex3 Opex Lithium Sales Price Capex3 Opex After-Tax NPV: $1,400B After-Tax IRR: 23.4% Lithium Sales Price Capex3 Opex Lithium Sales Price Capex3 Opex Source: Updated Compass Minerals Lithium TRS | 1 Based on 34-year life; 2 Based on 31-year life; 3 Capex represents development capex and sustaining capex over the life of the asset; 4 Opex includes 10% contingency, G&A, technology license fee based on FEL-1 assumptions and royalties over the life of the asset. Sensitivity Analysis Indicates Economic Value Creation Across a Wide Range of Scenarios Valuation of Phase 1 – East Side (~11k MT LCE)1 Valuation of Phase 2 – West Side (~24k MT LCE)2 $200M $400M $600M $800M $1M 15% 20% 25% 30% 35% 40% -30% -30% +30% +30% $600M $1.0B $1.4B $1.8B $2.2B -30%+30% -30%+30% +30% -30% -30% +30% -30%+30% -30%+30% +30%-30% -30%+30% -30%+30% +30%-30%